CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated November 17, 2000 on the financial statements of Allied Owners Action Fund for the period ended September 30, 2000, incorporated by reference or made a part of this prospectus of Allied Owners Action Fund.




                                                             ARTHUR ANDERSEN LLP




New York, New York
March 20, 2001